November 2025 Third Quarter 2025 Earnings Supplement

2 Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, estimates of our total addressable market, our ability to successfully complete and realize the benefits of anticipated acquisitions, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward-looking terms such as “anticipate,” “could,” “can,” “may,” “might,” “potential,” “predict,” “should,” “estimate,” “expect,” “project,” “believe,” “plan,” “envision,” “intend,” “continue,” “target,” “seek,” “will,” “would,” and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company’s management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company’s reports to the U.S. Securities and Exchange Commission (the “SEC”), including without limitation the risk factors discussed in the Company’s last Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information. Use of Non-GAAP Financial Measures This presentation contains the non-GAAP financial measures EBITDA and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles (“GAAP”) is net income. These measures are not in accordance with, or alternatives to, GAAP, and may be calculated differently from similar non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, and, for periods on or prior to December 31, 2023, APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business. The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. Other companies may calculate both EBITDA and Adjusted EBITDA differently, limiting the usefulness of these measures for comparative purposes. To the extent this Presentation contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes. The reconciliation between certain GAAP and non-GAAP measures is provided in the Appendix. The Company has not provided a quantitative reconciliation of applicable non-GAAP measures, such as the projected adjusted EBITDA and adjusted EBITDA margin in 2024 and in future years for planned acquisitions, to the most comparable GAAP measure, such as net income, on a forward-looking basis within this presentation because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to certain line items that cannot be calculated. These items, which could materially affect the computation of forward-looking GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of the Company’s control.

3 Q3 2025 Financial Results Revenue $956.0 Net Income attr. to ASTH $0.4 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information. Third Quarter 2025 Performance Highlights ($ in millions, except for per share information) Adjusted EBITDA1 $68.5 EPS – Diluted $0.01

4 Q3 2025 Financial Results 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA,” “Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward-Looking Statements” on slide 2 ($ in millions) Actual FY 2024 Results FY 2025 Guidance Range1 Total Revenue $2,034.5 $3,100 - $3,180 Adjusted EBITDA1 $170.4 $200 - $210 FY2025 Guidance Revenue $956.0 Adjusted EBITDA1 $68.5

5 Growth Third Quarter 2025 Highlights and Recent Updates Risk Progression Increasing alignment through total cost of care responsibility in value-based arrangements 77% of our revenues coming from fully capitated arrangements versus 60% a year ago and 75% in the first quarter Outcomes and Cost Achieving superior patient outcomes while managing cost Medical cost trends across both Prospect and legacy Astrana remained firmly within expectations in the third quarter Operating Leverage Driving operating leverage across our business through our Care Enablement suite We expect to achieve $12-15M in OpEx synergies from the Prospect transaction within 12-18 months Growth Sustainably growing membership to bring better care to more Americans Closed acquisition of Prospect; Astrana is now serving over 1.6 million patients in value-based arrangements Approximately 1.4 million members in our Care Partners segment

6 Prudently transitioning to full-risk contracts to better align incentives around patient outcomes and improve unit economics Projected Full-risk Partial-risk 1. Revenue by risk arrangement represents capitation revenue only 2. Members by risk arrangement represent Care Partners membership only as of September 30, 2025 Members by Risk Arrangement2 35% 47% 73% 77% 77% 100% 65% 53% 27% 23% 23% 2021 2022 2023 2024 2025 Q3 2025E 34% 66% 2025 Q3 Capitated Revenue by Risk Arrangement1 Our partial-risk membership presents an embedded opportunity for increased platform value and risk alignment. We succeed in these contracts by continuing to drive positive patient outcomes. Risk Progression

7 90% 3% 2% 4% 1% Capitation, net Risk Pool Settlements & Incentives Management Fee Income Fee-for-service, net Other Income Revenue by Type1 1. Revenue for the quarter ended September 30, 2025 2. Revenue by risk arrangement represents capitation revenue only 3. Members by risk arrangement represent Care Partners membership only as of September 30, 2025 60% 25% 9% 6% Medicare Medicaid Commercial Other Third Parties Revenue By Payer Type1 77% 23% Full-risk Partial-risk Revenue by Risk Arrangement1,2 34% 66% Full-risk Partial-risk Members by Risk Arrangement3 Our Value-Based Care Business is Diverse

8 Note: For more information, see “Reconciliation of Net Income to EBITDA and Adjusted EBITDA”, “Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA”, and “Use of Non-GAAP Financial Measures“ slides for more information Revenue ($ in millions) Adj. EBITDA ($ in millions) $561 $687 $774 $1,144 $1,387 $2,035 2019 2020 2021 2022 2023 ~33% CAGR 2024 $54.2 $102.8 $133.5 $140.0 $146.6 $170.4 2019 2020 2021 2022 2023 2024 ~25% CAGR Astrana grows profitably across all market conditions 2025E $3,100 – $3,180 $200 - $210 2025E

9 Quarter over Quarter Segment Revenue Revenue $ in millions Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Care Partners High-performing network of aligned providers $455.8 $647.7 $601.0 $631.4 Care Delivery High-quality system of employed providers $34.7 $36.4 $33.4 $38.4 Care Enablement Full-stack tech, clinical, and operations platform $40.9 $45.1 $39.6 $40.9 Inter-company $(52.7) $(63.9) $(53.5) $(55.9) Total $478.7 $665.2 $620.4 $654.8 Note: Numbers may not total due to rounding. Certain amounts disclosed in the prior periods have been recast to conform to the current period presentation. Specifically, segments are presented net of intrasegment eliminations. $897.7 $86.9 $87.3 $(115.9) $956.0

10 Selected Financial Results

11 Three Months Ended September 30, $ in thousands except per share data 2025 2024 Revenue Capitation, net $ 863,380 $ 431,401 Risk pool settlements and incentives 30,798 21,779 Management fee income 15,217 2,747 Fee-for-service, net 40,080 18,692 Other revenue 6,573 4,091 Total revenue 956,048 478,710 Total expenses 936,838 450,285 Income from operations 19,210 28,425 Net income $ 1,077 $ 18,981 Net income attributable to noncontrolling interests 704 2,887 Net income attributable to Astrana Health $ 373 $ 16,094 Earnings per share – diluted $ 0.01 $ 0.33 EBITDA1 $ 35,462 $ 39,154 Adjusted EBITDA1 $ 68,482 $ 45,170 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information. Summary of Selected Financial Results

12 $ in thousands Care Partners Care Delivery Care Enablement Intersegment Elimination Corporate Costs Consolidated Total Total revenues $ 897,730 86,871 87,340 (115,893) - 956,048 % change vs prior year quarter 97% 150% 113% 99% Cost of services 788,427 72,210 44,067 (45,848) - 858,856 General and administrative expenses1 84,019 15,678 19,871 (69,964) 28,378 77,982 Total expenses 872,446 87,888 63,938 (115,812) 28,378 936,838 Income (loss) from operations $ 25,284 (1,017) 23,402 (81)2 (28,378) 19,210 % change vs prior year quarter (35)% (25)% 271% For the three months ended September 30, 2025 1. Balance includes general and administrative expenses and depreciation and amortization. 2. Income from operations for the intersegment elimination represents sublease income between segments. Sublease income is presented within other income that is not presented in the table. Segment Results

13 $ in millions 9/30/2025 12/31/2024 $ Change Cash and cash equivalents and investments in marketable securities1 $463.4 $290.8 $172.6 Working capital $253.7 $272.9 $(19.2) Total stockholders’ equity $789.1 $716.7 $72.4 1. Excluding restricted cash Balance Sheet Highlights

14 Three Months Ended September 30, $ in thousands 2025 2024 Net Income $ 1,077 $ 18,981 Interest Expense 17,718 8,856 Interest income (3,522) (3,778) Provision for income taxes 4,594 7,831 Depreciation and amortization 15,595 7,264 EBITDA 35,462 39,154 Income from equity method investments (1,019) (1,353) Other, net 26,3402 (1,206)3 Stock-based compensation 7,699 6,163 Adjusted EBITDA $ 68,482 $ 45,170 Adjusted EBITDA margin1 7% 9% 1.The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue. 2. Other, net, for the three months ended September 30, 2025 relates to $13.0 million for a legal matter with a provider associated with CFC Health Plan, Inc, ("CFC HP"), $12.7 million for transaction and integration costs primarily for the acquisition of Prospect, certain costs associated with the CHS transactions, non-cash changes related to the change in the fair value of our call option and Collar Agreement, and severance fees incurred. 3. Other, net, for the three months ended September 30, 2024, relates to non-cash changes related to change in the fair value of our financing obligation to purchase remaining equity interests in one of our investments, non-cash changes related to change in the fair value of the Company's Collar Agreement, non-cash gain on debt extinguishment related to one of our promissory note payables, and transaction costs incurred for our investments and tax restructuring fees. Reconciliation of Net Income to EBITDA & Adjusted EBITDA

Reconciliation of Net Income to EBITDA & Adjusted EBITDA (continued)

For the twelve months ended	TTM Ended	Year Ended					
$ in millions	September 30, 2025	2024	2023	2022	2021	2020	2019
Net Income	$ 9.7	$ 49.9	$ 57.8	$ 45.7	$ 46.1	$ 122.1	$ 15.8
Interest expense	40.5	33.1	16.1	7.9	5.4	9.5	4.7
Interest income	(11.4)	(14.5)	(14.2)	(2.0)	(1.6)	(2.8)	(2.0)
Provision for income taxes	20.5	30.9	32.0	40.9	31.7	56.3	10.0
Depreciation and amortization	37.5	27.9	17.7	17.5	17.5	18.4	18.3
EBITDA[1]	96.8	127.3	109.5	110.1	99.1	203.5	46.8
(Income) loss from equity method investments	(2.1)	(4.5)	(5.1)	(5.7)[6]	5.3[6]	(0.3)[6]	2.9
Gain on sale of equity method investment	-	-	-	-	(2.2)	-	-
Other, net	50.9[2]	13.0[3]	6.2[4]	3.3[5]	(1.7)[6]	(0.5)[6]	2.0
Stock-based compensation	42.5	34.5	22.0	16.1	6.7	3.4	0.9
APC excluded assets costs	-	-	14.0	16.2[8]	26.4[8]	(103.3)[8]	1.5
Adjusted EBITDA[1]	$ 188.0	$ 170.4	$ 146.6	$ 140.0	$ 133.5	$ 102.8	54.2
Net Revenue	$ 2,896.5	$ 2,034.5	$ 1,386.7	$ 1,144.2	$ 773.9	$ 687.2	560.6
Adjusted EBITDA Margin[7]	6%	8%	11%	12%	17%	15%	10%

1. See "Use of Non-GAAP Financial Measures" slide for more information 2. Other, net, for TTM ended September 30, 2025, relates to a legal matter with CFC HP, transaction and integration costs primarily for the acquisition of Prospect, debt issuance costs incurred in connection with our Second Amended and Restated Credit Facility, certain costs associated with the CHS transactions, non-cash changes related to change in the fair value of our call option and Collar Agreement, and severance fees incurred.;3. Other, net for the year ended December 31, 2024 relates to transaction costs incurred for our investments and tax restructuring fees, anticipated recoveries from one time losses relating to third party payer payments associated with the CHS transaction, financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, reimbursement from a related party of the Company for taxes associated with the December 2023 Excluded Assets Spin-off, non-cash gain on debt extinguishment related to one of our promissory note payables, non-cash realized loss from sale of one of our marketable equity securities, non-cash changes related to change in the fair value of our call option, our financing obligation to purchase the remaining equity interests in one of our investments, our contingent liabilities, and the Company's Collar Agreement; 4. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC.; 5. Other, net for the year ended December 31, 2022 consists of one-time transaction costs incurred and non-cash changes in the fair value of our financing obligation to purchase the remaining equity interests and contingent considerations.; 6. Other, net for the years ended December 31, 2021 and 2020 relate to COVID-19 relief payments recognized in 2021 and 2020; 7. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue; 8. Certain APC minority interests where APC owns the asset but not the right to the dividends is reclassified from APC excluded asset costs to income from equity method investments

15

16 Note: See “Use of Non-GAAP Financial Measures” slide for more information. 2025 Guidance Range (in thousands, $) Low High Net Income 23,500 28,500 Interest expense 37,000 38,000 Provision for income taxes 18,000 22,000 Depreciation and amortization 45,500 45,500 EBITDA 124,000 134,000 Income from equity method investments (2,000) (2,000) Other, net 42,000 42,000 Stock-based compensation 36,000 36,000 Adj. EBITDA 200,000 210,000 Guidance Reconciliation of Net Income to EBITDA & Adjusted EBITDA

Investor Relations grant.hesser@astranahealth.com